UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  January 29, 2015

(Exact name of registrant as specified in its charter)

Delaware	001-35655	27-1454759
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

121 Alhambra Plaza, Suite 1601
Coral Gables, Florida 33134
(Address of principal executive offices)(Zip Code)

Registrant's telephone number, including area code: (305) 670-0200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations And Financial Condition.

On January 29, 2015, Capital Bank Financial Corp. (the “Company”) issued a press release announcing its financial results for the fourth quarter of 2014 .  A copy of the press release is furnished as Exhibit 99.1 herewith and is incorporated herein by reference.

The Company will host a conference call for investors and security analysts to discuss the financial results at 10:00 a.m. Eastern Time on January 29, 2015.  By press release dated January 8, 2015, the public was invited to listen to the conference call by telephone or by live webcast accessed through the Investor Relations area of the Company’s website at www.capitalbank-us.com.  A copy of the presentation slides to be presented at the conference call is furnished as Exhibit 99.2 herewith and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

The Company announced today that it intends to commence a consent solicitation (the “Consent Solicitation”) with respect to Contingent Value Rights (“CVRs”) issued under the Contingent Value Rights Agreement Dated October 1, 2012 (“CVR Agreement”) (CUSIP: 842CVR607). The CVRs were issued to former shareholders of Southern Community Financial Corporation (CUSIP: 842632101) when it was acquired by the Company in October 2012. The Consent Solicitation will be designed to permit the Company to redeem the CVRs early at a price less than the maximum payout amount of $1.30 per CVR. Further details regarding the Consent Solicitation will be announced upon the commencement of the Consent Solicitation. No solicitation of consents with respect to the CVRs is being made hereby and the Company may decide in its sole discretion not to commence, or to terminate, the Consent Solicitation at any time.

Some of the information in this Current Report contains forward-looking statements. The forward-looking statements involve a number of risks and uncertainties. Forward-looking statements can be identified by, among other things, the use of forward-looking terms such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “anticipates,” “intends,” “continues,” “could,” “estimates,” “plans,” “potential,” “predicts,” or the negative of any of these terms, or comparable terminology, or by discussions of strategy or intentions. Forward-looking statements include statements regarding the Company’s intent with respect to the the commencement of the Consent Solicitation and the results thereof. Actual results may differ materially from the results anticipated in these forward-looking statements due to a variety of factors, including, without limitation: market and economic conditions, the Company’s servicing and collection performance with respect to its loan portfolio, local economic conditions affecting retail and commercial real estate, the Company’s geographic concentration in the southeastern region of the United States, government legislation and regulation, and risks related to the Company’s technology and information systems. Given these uncertainties, shareholders are cautioned not to place undue reliance on these forward-looking statements. The Company assumes no obligation to update any of these forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting these forward-looking statements. The predictive and forward-looking statements in this Current Report may not come true.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit 99.1	Press Release of Capital Bank Financial Corp. dated January 29, 2015.

Exhibit 99.2	Presentation for conference call to be conducted by Capital Bank Financial Corp. on January 29, 2015.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL BANK FINANCIAL CORP. (Registrant)

Date: January 29, 2015	By:	/s/ Christopher G. Marshall
Christopher G. Marshall Chief Financial Officer

Exhibit Index

Exhibit 99.1	Press Release of Capital Bank Financial Corp. dated January 29, 2015.

Exhibit 99.2	Presentation for conference call to be conducted by Capital Bank Financial Corp. on January 29, 2015.